Earnings Per Share	12 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 13 - Earnings Per Share

The Company calculates earnings per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings per share. Basic earnings per share are computed using the weighted average number of shares outstanding during the fiscal year. Potentially dilutive common shares consist of convertible bonds (using the if-converted method) and exercisable warrants. The following table sets forth the computation of basic and diluted net income per common share:

	2018	2017	2016
Numerator:
Net (loss) income attributable to ordinary shareholders for computing net income per ordinary share – basic	$(82,889,335)	$(28,427,244)	$(6,755,603)
(Gain) loss on valuation of warrants	(205,785)	(531,099)	(6,856,682)
Net (loss) income attributable to ordinary shareholders for computing net income per ordinary share – diluted	$(83,095,120)	$(28,958,343)	$(13,612,285)

Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic	11,653,729	9,914,313	9,323,108
Weighted average number of shares used in calculating net income per ordinary share – diluted	11,653,729	9,914,313	9,323,108

The 359,727 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the year ended June 30, 2018 was lower than the warrants exercise price.

Net (loss) income per ordinary share - basic	$(7.11)	$(2.87)	$(1.46)
Net (loss) income per ordinary share - diluted	$(7.11)	$(2.87)	$(1.46)